UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number  811-01209

Bridges Investment Fund, Inc.
(Exact name of registrant as specified in charter)

8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Address of principal executive offices) (Zip code)

Edson L. Bridges III
8401 West Dodge Road, Suite 256
Omaha, NE 68114
(Name and address of agent for service)

(402) 397-4700
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2009

Date of reporting period:  December 31, 2009

Item 1. Reports to Stockholders.

Forty-Seventh
Annual Shareholder Report
2009

8401 West Dodge Road - 256 Durham Plaza - Omaha, Nebraska 68114 - voice: (402) 397-4700 fax: (402) 397-8617 - www.bridgesfund.com

This page has been intentionally left blank.

Contents of Report

Page 1	Shareholder Letter
Exhibit 1	Portfolio Transactions During the Period From July 1, 2009
Pages 4 – 5	through December 31, 2009
Exhibit 2	Selected Historical Financial Information
Page 6
Page 7	Expense Example
Page 8	Allocation of Portfolio Holdings
Pages 9 – 21	Financial Statements and Report of Independent Registered
Public Accounting Firm
Page 22	Privacy Policy
Page 23	Investment Advisory Agreement Disclosure
MD&A 1 – 7	Management Discussion and Analysis

IMPORTANT NOTICES

Opinions expressed herein are those of Edson L. Bridges III and are subject to change. They are not guarantees and should not be considered investment advice.

The S&P 500 Index is a broadly based unmanaged composite of 500 stocks which is widely recognized as representative of price changes for the U.S. equity market in general. The Russell 1000 Growth Index is an unmanaged composite of stocks that measures the performance of the stocks of companies with higher price-to-book ratios and higher forecasted growth values from a universe of the 1,000 largest U.S. companies based on total market capitalization. The Barclays U.S. Aggregate Bond Index is a market capitalization weighted index of investment grade fixed rate debt issues, including government, corporate, asset backed, and mortgage-backed securities, with maturities of at least one year.

You cannot invest directly in a specific index, however, you may invest in a number of open end investment companies organized and operated by other sponsors for the purpose of experiencing the investment results for an index. Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for complete information on holdings in the Fund.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Free cash flow is revenue less operating expenses including interest expense and maintenance capital spending.  It is the discretionary cash that a company has after all expenses and is available for purposes such as dividend payments, investing back into the business or share repurchases.

This report has been prepared for the information of the shareholders of Bridges Investment Fund, Inc. and is under no circumstances to be construed as an offering of shares of the Fund. Such offering is made only by Prospectus.

The Bridges Investment Fund is distributed by Quasar Distributors, LLC.

This report must be preceded or accompanied by a Prospectus.

Bridges Investment Fund, Inc.
256 DURHAM PLAZA 8401 WEST DODGE ROAD
OMAHA, NEBRASKA 68114 - 3453

TELEPHONE 402 - 397 - 4700
FACSIMILE 402 - 397 - 8617

January 13, 2010

Dear Shareholder:

Results

In 2009, Bridges Investment Fund, Inc. (BIF) had a total return of +34.41% based on a December 31, 2008 net asset value of $21.91 per share and a December 31, 2009 net asset value of $29.28 per share along with net investment income of $0.17 per share paid during the year.  Assuming a shareholder owned the Fund for an entire year and reinvested dividends on the payable dates, the compound total return for the year was +34.61%.

The total returns for the Fund over the past five years are summarized in the table below.  This table includes comparable measurements for the Russell 1000 Growth Index and the Standard and Poor’s 500 (S&P 500) Stock Index.  Because the Fund also owns fixed income securities, the total returns for the Barclays U.S. Aggregate Bond Index are also included in the table below:

		Yr. Over Yr. % Returns				Yr. End Asset Allocation
				Barclays.
		Russell 1000		U.S. Aggregate		%	%
Year	BIF	Growth	S&P 500	Bond Index	Year	Equities	Fixed

2009	34.61	37.21	26.46	5.93	2009	91.8	8.2
2008	-35.47	-38.44	-37.00	5.24	2008	90.4	9.6
2007	4.72	11.81	5.49	6.97	2007	89.1	10.9
2006	1.96	9.07	15.79	4.33	2006	93.0	7.0
2005	5.99	5.26	4.91	2.43	2005	94.1	5.9

					Russell 1000		Barclays
As of 12/31/09				BIF	Growth	S&P 500	Agg. Index
One year compounded % annualized total return:				34.61	37.21	26.46	5.93
Three year compounded % annualized total return:				-3.11	-1.89	-5.63	6.03
Five year compounded % annualized total return:				-0.34	1.63	0.42	4.97
Ten year compounded % annualized total return:				-2.77	-3.99	-0.95	6.33
Gross Expense Ratio:				0.81%

Performance data stated above in the cover letter of this report represents past performance.  Past performance does not guarantee future results.  The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance stated above.  Performance data current to the most recent month end may be obtained by calling 866-934-4700.

The following table summarizes the performance of the Fund’s largest ten common stock holdings at year end 2009:

		(2009 Results of the Fund’s Top Ten Common Stocks)

		12/31/2009%		% of	Tot Rtn	Tot Rtn	EPS	EPS			EPS LT
No. of		Market	of	Total	% Chg	% Chg.	5 Yr Hist	% Chg	P/E	P/E	Future
Shares	Company Name	Value	Equities	Assets	QTD	12 Mos	Gr Rate	09 vs 08	2009	2010	Gr Rate
12,000	Mastercard	$ 3,071,760	4.6%	4.6%	27%	80%	—	26%	22.4	18.9	19%
13,000	Apple	2,741,180	4.1%	4.1%	14%	147%	45%	17%	33.6	27.0	18%
4,250	Google	2,634,915	3.9%	3.9%	25%	102%	—	17%	27.2	23.5	18%
25,000	Express Scripts	2,161,250	3.2%	3.2%	11%	57%	32%	10%	25.1	18.3	20%
20,000	Apache	2,063,400	3.1%	3.1%	13%	39%	8%	-51%	18.7	10.7	8%
52,000	Capital One Fin’l	1,993,680	3.0%	3.0%	7%	22%	-30%	-85%	129.1	19.5	11%
50,000	Best Buy	1,973,000	2.9%	2.9%	6%	43%	9%	-10%	13.7	12.8	13%
40,000	Qualcomm	1,850,400	2.8%	2.7%	3%	31%	10%	-35%	31.7	20.6	16%
60,000	Wells Fargo	1,619,400	2.4%	2.4%	-4%	-7%	0%	-14%	16.1	14.5	10%
25,000	Union Pacific	1,597,500	2.4%	2.4%	10%	36%	26%	-21%	18.0	15.2	13%
		$21,706,485	32.2%	32.2%
Total Equities		$61,853,298		91.8%
Total Net Assets		$67,365,829

Shareholder Letter	–2–	January 13, 2010

Past performance is no guarantee of future results.

(1)	Earnings per share (EPS)
Earnings per share EPS is calculated by taking the total earnings divided by the number of shares outstanding.  The sources of earnings per share for these calculations were actual numbers when available, and estimates in all other instances, from BASELINE Financial Services.

(2)	Price to Earnings (P/E) Ratio
The Price to Earnings Ratio reflects the multiple of earnings at which a stock sells and is calculated by dividing current price of the stock by the company’s trailing 12 months’ earnings per share.

Review of 2009 and Outlook for 2010

After suffering one of the worst years in decades in 2008, the U.S. stock market posted strong returns in 2009, as economic and capital markets conditions stabilized.  Stocks reached bear market lows on March 9, at which point the S&P 500 was down 25% for the year and 57% from its October 9, 2007 all time high.  The S&P 500 rallied 65% from March 9 through the end of the year, resulting in a total return for 2009 of 26.47%, its best year since 2003.

The market’s strong recovery over the last 10 months of 2009 was based on 1) a stabilization of economic conditions, which, while not strong, were at least by mid-year not getting worse in the wake of the economic meltdown of the second half of 2008; 2) an end to the indiscriminate selling of stocks that characterized the first two months of the year and resulted in extremely low valuations; and 3) a willingness of investors to begin to position capital in risky securities.

The sharp rally in the stock market during the second half of the year eliminated much of the significant undervaluation that existed in equities during the first quarter of 2009.  At present, stocks appear to still be attractive, assuming a continuation of improvement in the economy and an ongoing return to more normal equity valuation levels.

Current consensus estimates for the S&P 500 are for earnings of $75-80 for 2010, and $90-95 per share for 2011, versus about $58 for 2009.  At a level of 1140, the S&P 500 enters 2010 trading at about 15x estimated 2010 earnings, up from less than 10x in March of 2009, but still below the average multiple of earnings of 18x over the past 15 years.  If the S&P 500 trades at the same multiple of earnings at year end 2010 (15x) as it does now, and consensus 2011 S& P 500 earnings remain at $90-$95 per share, then the S&P would end 2010 at approximately 1350-1425.

There remain significant risks for investors to consider.  The economy remains relatively weak, and many consumers remain over-leveraged.  Inflation may be a risk given the enormity of the stimulus initiatives brought to bear on the economy in late 2008 and early 2009, and the magnitude of both public and private debt levels.  The dollar has been weak, and rising interest rates may be perceived by some investors as an obstacle to higher equity valuations despite improving earnings (we do not share this view – we do not believe higher rates should negatively impact equity valuations until yields on the 10 year Treasury reach 5% - they are currently at 3.75%).

Notwithstanding the foregoing risks, we remain constructive on the outlook for stocks over the next several years, because we believe 1) valuations remain reasonable (both absolutely, and relative to the outlook for bond returns) and  2) it is probable that the economic and corporate earnings progress evident in the second half of 2009 will continue into 2010.

Our Portfolio

Our portfolio continues to be comprised largely of companies which we feel have strong balance sheets, high levels of profitability, and the wherewithal to grow shareholder value over time through a range of economic conditions.

During 2009, we added seven new holdings to the Fund:  Caterpillar, Dolby Lbs, GameStop, Hewlett Packard, JP Morgan, Microsoft, and Priceline.com.  We eliminated eight positions:  American Express, Anadarko Petroleum, Emerson Electric, Jacobs Engineering, McGraw-Hill, MEMC Electronics, Nokia, and Ritchie Brothers.

The Fund’s equities had a strong year during 2009.  The holdings that added the most value to the Fund’s return in 2009 included Alcon, Apache, Apple, Chesapeake Energy, CME Group, Express Scripts, Goldman Sachs, Google, and MasterCard.

The stocks that were the largest drag on the Fund’s performance during 2009 included Berkshire Hathaway, Chevron, First National, GameStop, Gilead Sciences, PepsiCo, Strayer Education, and Wells Fargo.

We believe that all of the underperformers remain very attractive going forward, because they have strong business franchises, and they trade at very absolute and relative valuations.  Those companies with financial services exposure –Berkshire, First National, and Wells Fargo, should experience strong earnings recovery over the next several years as the economy improves.  Gilead, PepsiCo and Strayer all showed good earnings progress despite challenging economic conditions in 2009; we believe their stocks lagged the broader market as investors sought companies with greater economic sensitivity as the year wore on and the likelihood of economic recovery increased.

Shareholder Letter	–3–	January 13, 2010

As the economy recovers, we will continue to balance the opportunities presented us to own what we believe are high quality companies with relatively consistent growth characteristics and very attractive valuations against the return potential of somewhat more economically sensitive companies that have the potential for faster near term earnings growth because of their exposure to an improving economy.  While we are generally more comfortable owning the consistent growers for the long run, and their valuations appear to be more attractive at present, it is possible that some companies with higher levels of operating leverage could be superior performers in the intermediate term because cost cutting implemented over the past two years during the recession may lead to upside earnings surprises.

In 2009, we thought of most of the companies in the Fund’s portfolio as falling into one of two broad thematic categories: 1)  high quality, strong franchise, consistent growth, free cash flow generators, and/or 2) good quality, relatively economically sensitive market leaders.  Examples of each type of company are shown below; some companies have attributes in both categories:

High Quality Franchise	Hybrid	Economically Sensitive
Abbott Labs	Apple	Apache
Allergan	Berkshire Hathaway	Caterpillar
Express Scripts	Best Buy	Chesapeake Energy
Gilead	CME	FedEx
MasterCard	Goldman Sachs	Fluor
Microsoft	Qualcomm	General Electric
PepsiCo	Target	Potash
Procter & Gamble	Wells Fargo	Roper
Strayer		Union Pacific
Teva Pharmaceutical

We believe the Fund’s portfolio is very attractively valued looking out over the next several years.  At present, the Fund’s portfolio trades at 15.5x estimated 2010 earnings, and has a projected long term earnings growth rate of 10-12% annually. This compares favorably with the S&P 500’s 15.0x P/E and its consensus long term earnings growth rate of 5-7%.

While the large price gains in many of the portfolio’s holdings in 2009 worked off much of the gross level of undervaluation that existed a year ago, we believe that the Fund’s companies are well positioned to grow shareholder value at attractive rates in the future.

We are of the opinion that the companies in our portfolio have strong balance sheets, long track records of generating above average financial performance for shareholders, attractive valuation characteristics, and good prospects for growing their business value over time.

We will continue to focus on owning in the Fund those companies with the best combination of strong business franchises, good growth prospects and attractive valuation metrics.  We anticipate using interim periods of market weakness to upgrade the portfolio’s quality and exposure to companies that can show good earnings growth in a challenging global economic environment, but one that is likely to show improvement on balance over the next several years.

We appreciate your investment in the Fund and welcome any questions you may have about the portfolio.

Sincerely,

Edson L. Bridges III, CFA
President and Chief Executive Officer

Exhibit 1

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS
DURING THE PERIOD FROM
JULY 01, 2009 THROUGH DECEMBER 31, 2009
(Unaudited)

		Bought or	Held After
	Securities	Received	Transactions
	Common Stock Unless	Shares or	Shares or
	Described Otherwise	$1,000	$1,000
		Principal	Principal

	Abbott Laboratories	5,000	15,000
	1 American Capital Ltd.	5,495	25,495
	Caterpillar, Inc.	3,000	10,000
	Dolby Laboratories, Inc.	15,000	15,000
	GameStop Corp. Class A	25,000	25,000
	Gilead Sciences, Inc.	3,000	25,000
	(The) Goldman Sachs Group, Inc.	2,000	6,000
	Hewlett-Packard Co.	10,000	10,000
	JPMorgan Chase & Co.	12,000	12,000
	Level 3 Financing, Inc. 12.25% Sr. Notes due 3/15/2013	250,000	250,000
	Priceline.Com, Incorporated	1,000	1,000
	Research In Motion Limited	8,000	15,000
	Teva Pharmaceutical Industries Ltd.	2,000	25,000

1	Stock Portion of a 33.231% Dividend Paid on August 7, 2009

Exhibit 1
(Continued)

BRIDGES INVESTMENT FUND, INC.

PORTFOLIO TRANSACTIONS DURING THE PERIOD FROM
JULY 01, 2009 THROUGH DECEMBER 31, 2009
(Unaudited)

	Sold or	Held After
Securities	Exchanged	Transactions
Common Stock Unless	Shares or	Shares or
Described Otherwise	$1,000	$1,000
	Principal	Principal

Alcon, Inc.	2,000	8,000
Allergan, Inc.	3,000	17,000
Apple, Inc.	2,000	13,000
Best Buy Co., Inc.	2,000	50,000
eBay, Inc.	5,000	30,000
Express Scripts, Inc.	2,000	25,000
Jacobs Engineering Group, Inc.	7,000	—
MEMC Electronic Materials, Inc.	30,000	—
Nokia Corporation	45,000	—
Ritchie Bros. Auctioneers, Inc.	25,000	—
T. Rowe Price Group, Inc.	1,500	17,000
WellPoint, Inc.	3,000	15,000

Exhibit 2

BRIDGES INVESTMENT FUND, INC.

SELECTED HISTORICAL FINANCIAL INFORMATION
(Unaudited)

  – – – – – – – – – – – Year End Statistics – – – – – – – – – – –

Valuation	Net	Shares	Net Asset	Dividend/	Capital
Date	Assets	Outstanding	Value/Share	Share	Gains/Share
07-01-63	$109,000	10,900	$10.00	$—	$—
12-31-63	159,187	15,510	10.13	.07	—
12-31-64	369,149	33,643	10.97	.28	—
12-31-65	621,241	51,607	12.04	.285	.028
12-31-66	651,282	59,365	10.97	.295	—
12-31-67	850,119	64,427	13.20	.295	—
12-31-68	1,103,734	74,502	14.81	.315	—
12-31-69	1,085,186	84,807	12.80	.36	—
12-31-70	1,054,162	90,941	11.59	.37	—
12-31-71	1,236,601	93,285	13.26	.37	—
12-31-72	1,272,570	93,673	13.59	.35	.08
12-31-73	1,025,521	100,282	10.23	.34	.07
12-31-74	757,545	106,909	7.09	.35	—
12-31-75	1,056,439	111,619	9.46	.35	—
12-31-76	1,402,661	124,264	11.29	.38	—
12-31-77	1,505,147	145,252	10.36	.428	.862
12-31-78	1,574,097	153,728	10.24	.481	.049
12-31-79	1,872,059	165,806	11.29	.474	.051
12-31-80	2,416,997	177,025	13.65	.55	.0525
12-31-81	2,315,441	185,009	12.52	.63	.0868
12-31-82	2,593,411	195,469	13.27	.78	.19123
12-31-83	3,345,988	229,238	14.60	.85	.25
12-31-84	3,727,899	278,241	13.40	.80	.50
12-31-85	4,962,325	318,589	15.58	.70	.68
12-31-86	6,701,786	407,265	16.46	.688	.86227
12-31-87	7,876,275	525,238	15.00	.656	1.03960
12-31-88	8,592,807	610,504	14.07	.85	1.10967
12-31-89	10,895,182	682,321	15.97	.67	.53769
12-31-90	11,283,448	744,734	15.15	.67	.40297
12-31-91	14,374,679	831,027	17.30	.66	.29292
12-31-92	17,006,789	971,502	17.51	.635	.15944
12-31-93	17,990,556	1,010,692	17.80	.6225	.17075
12-31-94	18,096,297	1,058,427	17.10	.59	.17874
12-31-95	24,052,746	1,116,620	21.54	.575	.19289
12-31-96	29,249,488	1,190,831	24.56	.55	.25730
12-31-97	36,647,535	1,262,818	29.02	.5075	.30571
12-31-98	48,433,113	1,413,731	34.26	.44	2.11648
12-31-99	69,735,684	1,508,154	46.24	.30	.91088
12-31-00	71,411,520	1,850,301	38.59	.40	.80880716
12-31-01	60,244,912	1,940,494	31.05	.26	—
12-31-02	45,854,541	1,989,769	23.05	.20	—
12-31-03	62,586,435	2,016,560	31.04	.24	—
12-31-04	74,281,648	2,230,038	33.31	.305	—
12-31-05	80,715,484	2,305,765	35.01	.2798	—
12-31-06	82,754,479	2,336,366	35.42	.2695	—
12-31-07	77,416,617	2,258,380	34.28	.2364	2.5735
12-31-08	49,448,417	2,257,410	21.91	.2603	—
12-31-09	67,435,343	2,303,377	29.28	.17	—

BRIDGES INVESTMENT FUND, INC.

EXPENSE EXAMPLE

DECEMBER 31, 2009 (Unaudited)

As a shareholder of The Bridges Investment Fund, Inc., you incur ongoing costs, including management fees; services fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (July 1, 2009 –December 31, 2009).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transactions fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. To the extent that the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	July 1, 2009 –
	July 1, 2009	December 31, 2009	December 31, 2009
Actual	$1,000.00	$1,203.20	$5.46
Hypothetical (5% return before expenses)	1,000.00	1,020.25	5.01
*	Expenses are equal to the Fund’s annualized expense ratio of 0.98%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

BRIDGES INVESTMENT FUND, INC.

ALLOCATION OF PORTFOLIO HOLDINGS

DECEMBER 31, 2009 (Unaudited)

COMPONENTS OF PORTFOLIO HOLDINGS

Common Stock	$61,853,298
Corporate Bonds	3,081,836
Short Term Investments	2,430,695
Total	$67,365,829

BRIDGES INVESTMENT FUND, INC.

Schedule of Investments

DECEMBER 31, 2009

Title of Security	Shares	Cost	Value
COMMON STOCKS – 91.72%
Beverage and Tobacco Product Manufacturing – 4.85%
Altria Group, Inc.	40,000	$641,205	$785,200
PepsiCo, Inc.	25,000	786,066	1,520,000
Philip Morris International, Inc.	20,000	685,363	963,800
		$2,112,634	$3,269,000
Building Material and Garden Equipment and Supplies Dealers – 1.56%
Lowe’s Cos, Inc.	45,000	$1,244,690	$1,052,550

Chemical Manufacturing – 8.82%
Abbott Labs	15,000	$812,156	$809,850
Allergan, Inc.	17,000	666,196	1,071,170
Gilead Sciences, Inc. (a)	25,000	1,056,276	1,082,000
Monsanto Co.	5,000	409,232	408,750
Praxair, Inc.	7,000	499,570	562,170
Procter & Gamble Co.	10,000	551,197	606,300
Teva Pharmaceutical Industries, Ltd. – ADR	25,000	736,908	1,404,500
		$4,731,535	$5,944,740
Computer and Electronic Product Manufacturing – 13.35%
Apple Computer, Inc. (a)	13,000	$1,547,620	$2,741,180
Cisco Systems, Inc. (a)	65,000	1,151,525	1,556,100
Dolby Laboratories, Inc. (a)	15,000	578,575	715,950
Hewlett Packard Co.	10,000	478,336	515,100
QUALCOMM, Inc.	40,000	1,541,688	1,850,400
Research In Motion Ltd. (a)	15,000	1,170,698	1,013,100
Waters Corp. (a)	10,000	531,536	619,600
		$6,999,978	$9,011,430
Couriers and Messengers – 1.24%
FedEx Corp.	10,000	$688,396	$834,500

Credit Intermediation and Related Activities – 8.75%
Capital One Financial Corp.	52,000	$1,686,364	$1,993,680
First National Bank of Nebraska, Inc.	225	387,969	495,000
JPMorgan Chase & Co.	12,000	563,053	500,040
State Street Corp.	9,750	269,977	424,515
Visa, Inc.	10,000	606,648	874,600
Wells Fargo & Co.	60,000	1,444,348	1,619,400
		$4,958,359	$5,907,235
Data Processing, Hosting and Related Services – 0.72%
Fiserv, Inc. (a)	10,000	$500,139	$484,800
Educational Services – 1.26%
Strayer Education, Inc.	4,000	$657,775	$849,960

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets
ADR American Depository Receipt
(a) Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2009

Title of Security	Shares	Cost	Value
COMMON STOCKS (Continued)
Electronics and Appliance Stores – 3.74%
Best Buy, Inc.	50,000	$1,195,560	$1,973,000
Gamestop Corp. (a)	25,000	665,602	548,500
		$1,861,162	$2,521,500
General Merchandise Stores – 1.58%
Target Corp.	22,000	$623,896	$1,064,140
Health and Personal Care Stores – 3.20%
Express Scripts, Inc. (a)	25,000	$940,685	$2,161,250
Heavy and Civil Engineering Construction – 1.47%
Fluor Corp.	22,000	$850,944	$990,880
Insurance Carriers and Related Activities – 3.25%
Berkshire Hathaway, Inc. (a)	400	$678,649	$1,314,400
Wellpoint, Inc. (a)	15,000	1,034,535	874,350
		$1,713,184	$2,188,750
Machinery Manufacturing – 4.64%
Caterpillar, Inc.	10,000	$416,359	$569,900
General Electric Co.	50,000	543,375	756,500
Roper Industries, Inc.	23,000	1,164,214	1,204,510
Smith International, Inc.	22,000	1,040,150	597,740
		$3,164,098	$3,128,650
Management of Companies and Enterprises – 1.50%
The Goldman Sachs Group, Inc.	6,000	$830,981	$1,013,040
Mining (except Oil and Gas) – 1.45%
Potash Corporation of Saskatchewan	9,000	$733,651	$976,500
Miscellaneous Manufacturing – 2.96%
Alcon, Inc.	8,000	$993,616	$1,314,800
Stryker Corp.	13,500	668,133	679,995
		$1,661,749	$1,994,795
Nonstore Retailers – 1.05%
eBay, Inc. (a)	30,000	$668,213	$706,200
Oil and Gas Extraction – 5.17%
Apache Corp.	20,000	$1,502,796	$2,063,400
Chesapeake Energy Corp.	55,000	1,496,226	1,423,400
		$2,999,022	$3,486,800
Other Information Services – 3.91%
Google, Inc. (a)	4,250	$1,853,074	$2,634,915
Petroleum and Coal Products Manufacturing – 2.06%
ChevronTexaco Corp.	18,000	$593,236	$1,385,820

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets
(a) Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2009

Title of Security	Shares	Cost	Value
COMMON STOCKS (Continued)
Professional, Scientific, and Technical Services – 4.88%
Mastercard, Inc.	12,000	$1,995,443	$3,071,760
Priceline.com, Inc. (a)	1,000	151,417	218,500
		$2,146,860	$3,290,260
Publishing Industries (except Internet) – 3.04%
Adobe Systems, Inc. (a)	15,000	$343,530	$551,700
Autodesk, Inc. (a)	35,000	1,341,351	889,350
Microsoft Corp.	20,000	381,116	609,800
		$2,065,997	$2,050,850
Rail Transportation – 2.37%
Union Pacific Corp.	25,000	$1,384,477	$1,597,500
Securities, Commodity Contracts, and Other Financial Investments
and Related Activities – 3.67%
American Capital Ltd.	25,495	$573,639	$62,208
CME Group, Inc.	4,500	1,843,073	1,511,775
T. Rowe Price Group, Inc.	17,000	822,247	905,250
		$3,238,959	$2,479,233
Support Activities for Mining – 1.23%
Transocean Ltd. (a)	10,000	$1,084,177	$828,000

TOTAL COMMON STOCKS (Cost $50,307,871)		$50,307,871	$61,853,298

	Principal
	Amount	Cost	Value
CORPORATE BONDS – 4.58%
Beverage and Tobacco Product Manufacturing – 0.41%
Reynolds American, Inc. 7.250%, 06/01/2012	$250,000	$253,461	$274,828
Broadcasting (except Internet) – 0.33%
Comcast Corp. 6.500%, 01/15/2017	200,000	$199,592	$221,413
Building Material and Garden Equipment and Supplies Dealers – 0.31%
Home Depot, Inc. 5.400%, 03/01/2016	200,000	$182,297	$209,372
Credit Intermediation and Related Activities – 1.31%
First National Bank of Omaha 7.320%, 12/01/2010	250,000	$251,872	$252,312
Ford Motor Credit Co. 7.875%, 06/15/2010	350,000	348,930	355,287
MBNA Corporation Senior Note 7.500%, 03/15/2012	250,000	255,139	272,981
		$855,941	$880,580
Funds, Trusts, and Other Financial Vehicles – 0.43%
Duke Capital Corp. 8.000%, 10/01/2019	250,000	$269,844	$292,581
General Merchandise Stores – 0.59%
JCPenney Co., Inc. 7.400%, 04/01/2037	400,000	$401,006	$397,000

See accompanying Notes to the Financial Statements.

Percentages are stated as a percent of net assets
(a) Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

SCHEDULE OF INVESTMENTS
(Continued)

DECEMBER 31, 2009

	Principal
Title of Security	Amount	Cost	Value
CORPORATE BONDS (Continued)
Machinery Manufacturing – 0.42%
Applied Materials, Inc. 7.125%, 10/15/2017	$250,000	$254,111	$279,940
Merchant Wholesalers, Nondurable Goods – 0.39%
Cardinal Health, Inc. 6.750%, 02/15/2011	250,000	$220,456	$261,122
Telecommunications – 0.39%
Level 3 Financing, Inc. 12.250%, 03/15/2013	250,000	$249,519	$265,000

TOTAL CORPORATE BONDS (Cost $2,886,277)		$2,886,227	$3,081,836

Title of Security	Shares	Cost	Value
SHORT TERM INVESTMENTS – 3.60%
Mutual Fund – 3.60%
SEI Daily Income Treasury Fund, 0.02%	2,430,695	$2,430,695	$2,430,695

TOTAL SHORT TERM INVESTMENTS (Cost $2,430,695)		$2,430,695	$2,430,695

TOTAL INVESTMENTS (Cost $55,624,793) – 99.90%			$67,365,829
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.10%			69,514
TOTAL NET ASSETS – 100.00%
			$67,435,343

See accompanying Notes to the Financial Statements.
Percentages are stated as a percent of net assets
(a) Non Income Producing.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2009

ASSETS:
Investments in securities, at value (cost: $55,624,793)	$67,365,829
Receivables
Dividends and interest	127,041
Fund shares issued	99,000
Prepaid Expenses	6,016

TOTAL ASSETS	$67,597,886

LIABILITIES:
Payables
Advisory fees	$82,066
Fund shares redeemed	15,700
Accrued expenses	64,777

TOTAL LIABILITIES:	$162,543

TOTAL NET ASSETS	$67,435,343

NET ASSETS CONSIST OF:
Capital stock	$57,431,208
Accumulated undistributed net investment income	757
Accumulated net realized loss on investments	(1,737,658)
Unrealized net appreciation on investments	11,741,036
TOTAL NET ASSETS	$67,435,343

SHARES OUTSTANDING (UNLIMITED SHARES OF NO PAR VALUE AUTHORIZED)	2,303,377

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$29.28

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2009

INVESTMENT INCOME:
Dividend income (net of foreign tax withheld of $13,557)	$681,194
Interest income	247,225

Total investment income	$928,419

EXPENSES:
Advisory fees	$283,673
Administration fees	74,511
Fund accounting fees	42,621
Dividend disbursing and transfer agent fees	62,292
Professional Services	43,881
Independent directors’ expenses and fees	30,716
Custody fees	9,725
Printing and supplies	11,007
Taxes and licenses	595
Other	14,555

Total expenses	$573,576
NET INVESTMENT INCOME	$354,843

NET REALIZED AND UNREALIZED GAIN / (LOSS) ON INVESTMENTS
Net realized loss on investments	(1,269,932)

Net change in unrealized appreciation on investments	18,114,554

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	16,844,622

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,199,465

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2009 AND 2008

	2009	2008
OPERATIONS:
Net investment income	$354,843	$569,779
Net realized loss on investments	(1,269,932)	(192,574)
Net increase/(decrease) in unrealized appreciation on investments	18,114,554	(27,454,690)

Net increase/(decrease) in net assets resulting from operations	$17,199,465	$(27,077,485)

Net equalization of debits/credits:	897	(4,554)

Distributions to shareholders:
From net investment income	(385,351)	(569,779)
From tax return of capital	—	(13,724)

Total distributions	$(385,351)	$(583,503)

Capital Share Transactions:
Net increase / (decrease) in net assets from capital share transactions	1,171,915	(302,658)

Total Increase / (Decrease) in Net Assets	$17,986,926	$(27,968,200)

NET ASSETS:
Beginning of the Period	$49,448,417	$77,416,617

End of the Period (including accumulated
net investment income of ($757) and $0 respectively)	$67,435,343	$49,448,417

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

FINANCIAL HIGHLIGHTS

    For a Fund share outstanding throughout the period
	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$21.91	$34.28	$35.42	$35.01	$33.31

Income (loss) from investment operations:
Net investment income	0.17	0.25	0.23	0.27	0.28
Net realized and unrealized gain/(loss) on investments	7.37	(12.36)	1.44	0.41	1.70
Total from investment operations	7.54	(12.11)	1.67	0.68	1.98

Less dividends and distributions:
Dividends from net investment income	(0.17)	(0.25)	(0.24)	(0.27)	(0.28)
Distributions from net realized gains	—	—	(2.57)	—	—
Distributions from tax return of capital	—	(0.01)	—	—	—
Total dividends and distributions	(0.17)	(0.26)	(2.81)	(0.27)	(0.28)

Net asset value, end of period	$29.28	$21.91	$34.28	$35.42	$35.01

Total return	34.61%	(35.47%)	4.72%	1.96%	5.99%

Supplemental data and ratios:
Net assets, end of period (in thousands)	$67,435	$49,448	$77,417	$82,754	$80,715
Ratio of net expenses to average net assets:	1.02%	0.77%	0.80%	0.84%	0.85%
Ratio of net investment income to average net assets:	0.63%	0.86%	0.64%	0.78%	0.84%
Portfolio turnover rate	18.2%	23.4%	39.0%	19.0%	24.0%

See accompanying Notes to the Financial Statements.

BRIDGES INVESTMENT FUND, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2009

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  Bridges Investment Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is long-term capital appreciation. In pursuit of that objective, the Fund invests primarily in common stocks. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Investments –

  Security transactions are recorded on trade date. Dividend income is recognized on the ex-divided date, and interest income is recognized on an accrual basis. Discount and premium on fixed income securities is accreted or amortized into interest income using the effective interest method.

The net realized gain (loss) from the sales of securities is determined for income tax and accounting purposes on the basis of the cost of specific securities.

  Securities owned are reflected in the accompanying statements of assets and liabilities and the schedule of investments at value based on quoted market prices. Quoted market prices represent the last recorded sales price on the last business day of the calendar year for securities traded on a national securities exchange. Securities listed on the NASDAQ National Market System for which market quotations are readily available are valued using the NASDAQ Official Closing Price. If no sales were reported on that day, quoted market price represents the closing bid price. Securities for which quotations are not readily available are valued at fair value as determined by the Board of Directors. The cost of investments reflected in the statement of assets and liabilities and the schedule of investments is approximately the same as the basis used for federal income tax purposes.

B.	Federal Income Taxes –

  It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies to distribute all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

  The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the Fund.

The Fund has not recorded any liability for material unrecognized tax benefits as of December 31, 2009.  It is the Fund’s policy to recognize accrued interest and penalties related to uncertain benefits in income taxes as appropriate.  Tax years that remain open to examination by major jurisdiction include tax years ended December 31, 2006 through December 31, 2009.

C.	Distribution To Shareholders –

  The Fund accrues dividends to shareholders on a quarterly basis as of the ex-dividend date. Distribution of net realized gains, if any, are made on an annual basis to shareholders as of the ex-dividend date.

D.	Equalization –

The Fund uses the accounting practice of equalization by which a portion of the proceeds from sales and costs of redemption of capital shares, equivalent on a per share basis to the amount of undistributed net investment income on the date of the transactions, is credited or charged to undistributed income. As a result, undistributed net investment income per share is unaffected by sales or redemption of capital shares.

E.	Use of Estimates –

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

  In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through February 19, 2010, the date the financial statements were issued.

F.	Fair Value Measurements –

The Fund has adopted the Financial Accounting Standards Board (“FASB”) guidance on fair value measurements. Fair value is defined as the price that each Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical investments
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

In April 2009, the FASB also issued guidance on how to determine the fair value of assets and liabilities when the volume and level of activity for the asset/liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly.  The valuation techniques used by the Fund to measure fair value for the year ended December, 2009 maximized the use of observable inputs and minimized the use of unobservable inputs.  As of December 31, 2009, no securities held by the fund were deemed as Level 3.

In January 2010, amended guidance was issued by FASB for fair value measurement disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation, inputs and valuation techniques used to measure fair value. The amended guidance is effective for financial statements for fiscal years and interim periods beginning after December 15, 2009 except for disclosures about purchases, sales, issuances and settlements relating to Level 3 measurements, which are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Earlier adoption is permitted. In the period of initial adoption, the Fund will not be required to provide the amended disclosures for any previous periods presented for comparative purposes. However, those disclosures are required for periods ending after initial adoption. The impact of this guidance on the Fund’s financial statements and disclosures, if any, is currently being assessed.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at market value:

	Level 1	Level 2	Level 3	Total
Equity
Manufacturing	$24,734,435	$—	$—	$24,734,435
Finance and Insurance	10,575,218	—	—	10,575,218
Retail Trade	7,505,640	—	—	7,505,640
Mining	5,291,300	—	—	5,291,300
Information	5,170,565	—	—	5,170,565
Professional, Scientific
and Technical Services	3,290,260	—	—	3,290,260
Transportation and Warehousing	2,432,000	—	—	2,432,000
Management of Companies	1,013,040	—	—	1,013,040
Construction	990,880	—	—	990,880
Educational Services	849,960	—	—	849,960
Total Equity	61,853,298	—	—	61,853,298
Fixed Income
Corporate Bonds	—	3,081,836	—	3,081,836
Total Fixed Income	—	3,081,836	—	3,081,836
Short-Term Investments	2,430,695	—	—	2,430,695
Total Investments in Securities	$64,283,993	$3,081,836	$—	$67,365,829

G.	Derivative Instruments and Hedging Activities –

The Fund has adopted FASB guidance regarding disclosure about derivatives and hedging activities and how they affect the Fund’s Statement of Assets and Liabilities and Statement of Operations.  The Fund did not enter into any derivative transactions during the year ended December 31, 2009.

(2)	INVESTMENT ADVISORY CONTRACT AND OTHER TRANSACTIONS WITH AFFILIATES

Under an Investment Advisory Contract, Bridges Investment Management, Inc. (the “Investment Adviser”) furnishes investment advisory services for the Fund. In return, the Fund has agreed to pay the Investment Adviser a management fee computed on a quarterly basis at the rate of 1/8 of 1% of the average month end net asset value of the Fund during the quarter, equivalent to 1/2 of 1% per annum. Certain officers and directors of the Fund are also officers and directors of the Investment Adviser. These officers do not receive any compensation from the Fund other than that which is received indirectly through the Investment Adviser.

The contract between the Fund and the Investment Adviser provides that total expenses of the Fund in any year, exclusive of taxes, but including fees paid to the Investment Adviser, shall not exceed, in total, a maximum of 1 and 1/2% of the average month end net asset value of the Fund for the year. Amounts, if any, expended in excess of this limitation are reimbursed by the Investment Adviser as specifically identified in the Investment Advisory Contract. There were no amounts reimbursed during the year ended December 31, 2009.

The Fund has entered into a Board-approved contract with the Investment Adviser in which the Investment Adviser is responsible for providing administrative services to the Fund at an annual rate of $42,000. U.S. Bancorp Fund Services, LLC acts as Sub-Administrator to the Fund, and for its services, receives an annual fee at the rate of 0.04% for the first $50 million of the Fund’s average net assets, 0.03% on the next $50 million of average net assets, and 0.02% on the balance, subject to an annual minimum of $4,000. These administrative expenses are shown as Administration Fees on the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”), a registered broker-dealer, acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of U.S. Bancorp Fund Services, LLC.

(3)	SECURITY TRANSACTIONS

The cost of long-term investment purchases during the years ended December 31, were:
	2009	2008
Non U.S. government securities	$10,380,549	$17,912,170

Net proceeds from sales of long-term investments during the years ended December 31, were:
	2009	2008
Non U.S. government securities	$9,773,996	$14,871,159

There were no long-term U.S. government transactions for the years ended December 31, 2009 and 2008.

(4)	NET ASSET VALUE

The net asset value per share represents the effective price for all subscription and redemptions.

(5)	CAPITAL STOCK

Shares of capital stock issued and redeemed during the years ended December 31, were as follows:
	2009	2008
Shares sold	182,118	114,548
Shares issued to shareholders in reinvestment of net investment income	14,310	18,487
	196,428	133,035
Shares redeemed	(150,461)	(133,974)
Net increase/(decrease)	45,967	(939)

Value of capital stock issued and redeemed during the years ended December 31, were as follows:
	2009	2008
Shares sold	$4,529,901	$2,976,686
Shares issued to shareholders in reinvestment of net investment income	335,154	502,747
	$4,865,055	$3,479,433
Shares redeemed	(3,693,140)	(3,782,091)
Net increase/(decrease)	$1,171,915	$(302,658)

(6)	DISTRIBUTIONS TO SHAREHOLDERS

On March 31, 2009, June 30, 2009 and September 30, 2009, cash distributions were declared from net investment income accrued through March 31, 2009, June 30, 2009 and September 30, 2009, respectively. These distributions were calculated as $0.070, $0.060 and $0.040 per share. The dividends were paid on March 31, 2009, June 30, 2009 and September 30, 2009, to shareholders of record on March 30, 2009, June 29, 2009 and September 29, 2009.

(7)	FEDERAL INCOME TAX INFORMATION

The tax character of distributions during the years ended December 31, 2009 and 2008 were as follows:

	Ordinary	Long-Term	Tax Return
	Income	Capital Gain	of Capital
12/31/09. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	$385,351	$ —	$—
12/31/08. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	569,779	—	13,724

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes. Any permanent differences will result in reclassification among certain capital accounts in the financial statements. For the year ended December 31, 2009 the undistributed net investment income increased by $30,368, accumulated net realized gain decreased by $31,265, and paid-in-capital increased by $897.

As of December 31, 2009, the components of the tax basis cost of investments and net unrealized appreciation were as follows:

Federal tax cost of investments	$55,656,058

Unrealized appreciation	$15,758,642
Unrealized depreciation	$(4,048,871)
Net unrealized appreciation	$11,709,771

As of December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$11,709,771

Undistributed ordinary income	$757
Undistributed long term gains	$—
Distributable earnings	$757
Other accumulated loss	$(1,706,393)

Total accumulated capital earnings	$10,004,135

At December 31, 2009, the Fund deferred, on a tax basis, post October losses of $51,536.

The Fund had $316,994 in capital loss carry over which expire on December 31, 2016 and $1,337,863 which expire on December 31, 2017.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Bridges Investment Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Bridges Investment Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2009, the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
February 19, 2010

PRIVACY POLICY NOTICE
(Unaudited)

Protecting your privacy is important to Bridges Investment Fund, Inc. and our employees.  We want you to understand what information we collect and how we use it.  In order to provide our shareholders with a broad range of financial products and services as effectively and conveniently as possible, we use technology to manage and maintain shareholder information.  The following policy serves as a standard for all Bridges Investment Fund, Inc. employees for the collection, use, retention, and security of nonpublic personal information.

What Information We Collect

In order to serve you better, we may collect nonpublic personal information about you from the following sources:

●	Information we receive from you in connection with opening an account or establishing and maintaining a shareholder relationship with us, whether in writing or oral;

●	Information about your transactions with us or our affiliates; and

●	Information we receive from third parties such as your accountants, attorneys, life insurance agents, family members, financial institutions, custodians, trustees and credit bureaus.

“Nonpublic personal information” is nonpublic information about you that we obtain in connection with providing a financial product or service to you.  For example, nonpublic personal information includes the contents of your application, account balance, transaction history and the existence of a relationship with us.

What Information We Disclose

We do not disclose any nonpublic personal information about you to anyone, except as permitted by law.  We are permitted to disclose nonpublic personal information about you to other third parties in certain circumstances.  For example, we may disclose nonpublic personal information about you to third parties to assist us in servicing your account with us.

If you decide to close your account(s) or become an inactive shareholder, we will adhere to the privacy policies and practices as described in this notice.

Our Security Procedures

We also take steps to safeguard shareholder information.  We restrict access to your personal and account information to those who need to know that information to provide products and services to you.  Violators of these standards will be subject to disciplinary measures.  We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

INVESTMENT ADVISORY AGREEMENT DISCLOSURE (Unaudited)

The Fund’s investment advisory agreement with Bridges Investment Management, Inc. ("BIM") was approved by the independent members of the Board of Directors on November 17, 2009.

In approving the continuance of the investment advisory agreement, the independent Directors of the Fund reviewed the financial resources of BIM, the investment performance record, types of securities purchased, and asset size of the Fund in comparison with funds of similar size and comparable investment objectives, the operating costs relative to other funds, and other factors including the quality of investment advice and other services set forth in a special study prepared annually for the Board by the investment manager. In addition, the independent Directors reviewed the expertise, personnel, and the resources BIM is willing to commit to the management of the Fund, its compliance program, the cost of comparable services and the benefits to be received by BIM.

With respect to BIM’s financial resources, BIM provided the Fund’s Board of Directors information showing (as of December 31, 2008) total assets of $3,454,830, no long-term debt, and total shareholders’ equity of $2,966,170, with a current ratio (current assets to current liabilities) of 4.83x, and an equity to total assets ratio of 85.9%.

The directors reviewed and focused on the Fund’s past performance and operations in their evaluation and decision.  Based on information gathered from a leading mutual fund evaluator, the Fund directors compared the Fund’s performance criteria to funds with similar investment objectives.  The total fund comparison universe varied depending on the time frame of the comparison and other investment parameters included, but with respect to funds with a growth investment objective, the Fund ranked, on percentile terms, in the 49th percentile of 1,788 funds over a trailing 12-month period (as of September 30, 2009), 55th of 1,515 funds over a 3-year period, 75th of 1,255 funds over a 5-year period, and 52nd of 653 funds over a 10-year period.

The Fund directors reviewed the asset allocation of the Fund, including the percentage of Fund assets invested in stocks (90% as of September 30, 2009) and bonds (4.1% as of September 30, 2009).  They also reviewed a number of current ratios for the Fund’s portfolio, including the current price/earnings ratio of Fund stocks (16.3 as of September 30, 2009) price/cash ratio (9.2x) and price/book ratio (2.2x), as well as the Fund’s turnover ratio, which at 23.0% for the trailing twelve months, was still well below the average turnover ratio average of 106% for a comparison group of large cap growth funds.  The directors also reviewed the Fund’s expense ratio, which was 0.81% for the period ending September 30, 2009, compared to an average of 1.67% for a peer group of 1,734 funds selected as the comparison group.

The Fund Board also reviewed the extent to which economies of scale would be realized as the Fund grows, and the expected impact of any growth in Fund assets on the Fund’s fee structure, including fees and expenses which are not directly related to the size of the Fund, and provisions in agreements with service providers which carry a lower basis charge if the Fund asset base increases.

With respect to the Fund’s compliance program, the Fund directors were provided information concerning both the historical practices to ensure compliance by Fund personnel, as well as current actions taken to strengthen the Fund compliance structure.

The Board of Directors noted that Edson L. Bridges III has more than 26 years experience with the Fund’s portfolio and thus is very familiar with the Fund’s history and operations.  The Board of Directors further noted that Edson L. Bridges III has been responsible for the day-to-day management of the Fund’s portfolio since April 11, 1997, with Brian Kirkpatrick as the back-up person in this position.

At each Board of Directors meeting, the Board reviews the brokerage commissions and fees paid with respect to securities transactions undertaken for the Fund’s portfolio during the prior three-month period for the cost efficiency of the services provided by the brokerage firms involved, all of which brokerage firms are non-affiliated with the Fund and BIM.  The Fund’s Board of Directors reviewed in May, 2009, an annual disclosure for 2008 on soft dollar commission arrangements of BIM and the benefits that BIM, and its clients may receive from the Fund’s portfolio transactions.  The Board has regularly reviewed the brokerage commissions paid on each portfolio security transaction since 1995, and the actions taken by the management during the prior quarter with respect to portfolio transactions and commission levels have been approved by the Board of Directors.

OTHER INFORMATION (Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).  These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2009 can be obtained from the Fund’s website at http://www.bridgesfund.com, by calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Bridges Investment Fund, Inc. Shareholder Communication Annual Report for 2009	January 18, 2010

MANAGEMENT’S DISCUSSION AND ANALYSIS
(Unaudited)

Introduction

The following information is provided in response to Item 22 in the Form N-1A to be filed annually under the Investment Company Act of 1940 with the Securities and Exchange Commission in Washington, D.C.  The Form N-1A prescribes certain information that is to be included in the Prospectus for the Fund.

Item 22(b)(3)

The Directors, as a group, were paid a total of $23,500 by Bridges Investment Management, Inc. for their attendance at Audit Committee, Administration and Nominating Committee, and Board of Directors meetings during 2009; with one director being paid $3,000.00 in 2009 for his participation in Board of Directors Meetings during 2008.  These fees were reimbursed by the Fund in the calendar quarter that followed the date such payment was made.

The Officers, as a group, were not paid any compensation by the Fund for their services during 2009.  During the most recent fiscal year ended December 31, 2009, the Fund paid its investment adviser, Bridges Investment Management, Inc., $283,673 in fees under the investment advisory contract.

Item 22(b)(5)

Officers and Directors

The Board is responsible for managing the Fund’s business affairs and for exercising all the Fund’s powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are "interested persons" of the Fund (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). In addition, the Fund’s Statement of Additional Information includes additional information about Fund directors and is available, from the Fund’s website at http://www.bridgesfund.com or by calling 1.800.939.8401.

**The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940, and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).  Interested persons include a director or officer of the Fund who has a significant or material business or professional relationship with the Fund’s investment adviser, Bridges Investment Management, Inc.  Those individuals who are not “interested persons” are disinterested persons for this disclosure.  Bridges Investment Fund, Inc. considers these proposed Board members to be "independent directors" exercising care, diligence and good business judgment with respect to the governance of the Fund.**

**Disinterested Persons
Also Known As Independent Directors**

Name, Age, Position with Fund and Term of Office	Principal Occupation(s) and Directorships*

N. Phillips Dodge, Jr.(1) Age: 73
Mr. Dodge is President of N. P. Dodge Company, a leading commercial and residential real estate brokerage concern in the area of Omaha, Nebraska.  Mr. Dodge has held this position since July, 1978.  Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated companies in the property management, Directorinsurance, and real estate syndication fields.  Mr. Dodge became a Director of American States Water Company (1983 – 2010)(formerly Southern California Water Company) in April, 1990, and a Director of the Omaha Public Power District as of January 5, 2000, for a six year term.

Nathan Phillips Dodge III(1) Age: 46	Mr. Dodge is the Executive Vice President of N.P. Dodge Company. He has held this position since October, 1993. Mr. Dodge is also a principal officer and director of a number of subsidiary and affiliated companies in the property management, insurance, and real estate syndication fields. Mr. Dodge became a Director of Lauritzen Corp. in 2008 and of First State Bank of Loomis in 2003.

Director (2010 – present)

(1) On February 16, 2010, Mr. Dodge, Jr. elected not to stand for reelection as a board member of the Fund, and Mr. Dodge III was appointed.  Mr. Dodge, Jr. is the father of Mr. Dodge III.

MD&A–2

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

John J. Koraleski Age: 59 Chairman (2005 – present) Director (1995 – present)
Mr. Koraleski was elected Chairman on April 13, 2005. Mr. Koraleski is Executive Vice President-Marketing & Sales of the Union Pacific Railroad Company headquartered in Omaha, Nebraska. Mr. Koraleski was employed by Union Pacific in June, 1972, where he has served in various capacities. He was promoted to his present position in
March, 1999.  As the Executive Vice President-Marketing & Sales, Mr. Koraleski is responsible for all sales, marketing, and commercial activities for the railroad and its
Union Pacific DistributionServices subsidiary. He is a member of the Railroad’s Operating Committee. Prior to his current officer position with the Railroad, Mr. Koraleski was the Railroad’s Chief Financial  Officer, Controller of Union Pacific Corporation. In those positions, he was responsible for the Railroad’s Information Technologies and
Real Estate Departments. Mr. Koraleski has been designated as the Lead Independent Director of the Fund.

Adam M. Koslosky Age: 53 Director (2007 – present)
Mr. Koslosky is the President and Chief Executive Officer of Magnolia Metal Corporation. Magnolia Metal Corporation is a bronze bearing manufacturer located in Omaha,
Nebraska. Mr. Koslosky commenced his career with Magnolia Metal Corporation in 1978. Mr. Koslosky also is a general partner of Mack Investments, Ltd., a privately held investment company located in Omaha, Nebraska. He has been a Director of Nebraska Methodist Hospital Foundation since 1993. Mr. Koslosky has been determined to be an “audit committee financial expert” within the meaning of the Sarbanes Oxley Act of 2002 and the regulations related thereto by the Fund’s Board of Directors. Mr. Koslosky serves as the Chairman of the Fund’s Audit Committee.

Michael C. Meyer Age: 51 Director (2008 – present)
Mr. Meyer is currently the Vice President of Asset Management of Tenaska, Inc. Tenaska is a privately held energy company that develops, constructs, owns and operates electrical generation plants. Tenaska also markets natural gas, electric power and biofuels, provides energy risk management services and is involved in asset acquisitions, fuel supply, gas transportation systems and electric transmission development. Prior to his current position, Mr. Meyer was Vice President, International Asset Management
with responsibility for managing Tenaska’s international business and has been employed at Tenaska since April 1995. In his 29-plus years of financial and operations management experience in the banking and energy industries, Mr. Meyer has held positions with the United States Treasury Department’s Office of the Comptroller of the
Currency, the Farm Credit System and the First National Bank of Omaha.

Gary L. Petersen Age: 66 Director (1987 – present)
Mr. Petersen is the retired President of Petersen Manufacturing Co. Inc. of DeWitt, Nebraska. Mr. Petersen commenced employment with the company in February, 1966.
He became President in May, 1979, and retired in June, 1986. Petersen Manufacturing Co. Inc. produced a broad line of hand tools for national and worldwide distribution under the brand names Vise-Grip, Unibit, Prosnip, and Punch Puller. Mr. Petersen serves as Chairman of the Fund’s Administration and Nominating Committee.

Robert Slezak Age: 52 Director (2008 – present)
Mr. Slezak is currently an independent management consultant and has been since November 1999. Prior to that, Mr. Slezak served as Vice President, Chief Financial Officer and Treasurer of the Ameritrade Holding Corporation from January 1989 to November 1999 and as a director from October 1996 to September 2002.  Mr.Slezak currently serves as a member of the board of directors of United Western Bancorp, Inc. and Xanadoo Company, a provider of wireless communication services. Mr. Slezak is a Certified Public Accountant.

*  Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Directors is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114

MD&A–3

Interested Person Directors and Officers

The following Directors and Officers are interested persons of the Fund.  The determination of an interested person is based on the definition in Section 2(a)(19) of the Investment Company Act of 1940 and Securities and Exchange Commission Release (Release No. IC-24083, dated October 14, 1999), providing additional guidance to investment companies about the types of professional and business relationships that may be considered to be material for purposes of Section 2(a)(19).

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Edson L. Bridges III, CFA Age: 51 President (1997 – present) Chief Executive Officer (2004 - present) Director (1991 – present)
Mr. Bridges has been a full-time member of the professional staff of Bridges Investment Counsel, Inc. since August 1983. Mr. Bridges has been responsible for securities research and the investment management for an expanding base of discretionary management accounts, including the Fund, for more than ten years. Mr.Bridges was elected President of Bridges Investment Fund, Inc. on April 11, 1997, and he assumed the position of Portfolio Manager at the close of business on that date. Mr. Bridges became Chief Executive Officer of the Fund on April 13, 2004. Mr. Bridges has been Executive Vice President of Bridges Investment Counsel, Inc. since February, 1993, and he is a Director of that firm. Mr. Bridges is an officer and a Director of Bridges Investor Services, Inc. and Provident Trust Company. Since December 2000, Mr. Bridges has
been President, Chief Executive Officer, and Director of Bridges Investment Management, Inc. Mr. Bridges became a Director of Stratus Fund, Inc., an open-end, regulated investment company located in Lincoln, Nebraska, in October, 1990 and is Chairman of the Audit Committee of the Stratus Fund.

Robert W. Bridges, CFA Age: 44 Director (2007 – present)
Mr. Bridges is a Director and Senior Equity Analyst at Sterling Capital Management LLC. Sterling Capital Management LLC, located in Charlotte, North Carolina, is an investment management company founded in 1970. Mr. Bridges commenced his career with Sterling Capital Management, LLC in 1996 and served in a variety of capacities including client service, systems integration, and compliance before assuming his current position in 2000. Mr. Bridges has been a Director of Bridges Investment Counsel,
Inc. since December 2006.  Prior to joining Sterling, Mr. Bridges served in accounting, research analysis and several other roles for Bridges Investment Counsel, Inc. for six years. Mr. Bridges earned his B.S. in Business from Wake Forest University, and became a CFA charter holder in 2003.

MD&A–4

Additional Officers of the Fund

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Edson L. Bridges II, CFA Age: 77 Chairman Emeritus (2006 – present) Vice-Chairman (2005 – 2006) Chairman (1997-2005) Chief Executive Officer (1997 - 2004) Director (1963 – 2007)
Mr. Bridges was elected Chairman Emeritus on April 15, 2006. Mr. Bridges had previously served as Chairman, Vice-Chairman, Chief Executive Officer, and President of the Fund.  Mr. Bridges was replaced by Edson L. Bridges III as Chief Executive Officer of the Fund on April 13, 2004.  In September, 1959, Mr. Bridges became associated with the predecessor firm to Bridges Investment Counsel, Inc. and is presently the President, Director, and Chief Compliance Officer of Bridges Investment Counsel, Inc.  Mr. Bridges is also President and Director of Bridges Investor Services, Inc. Mr. Bridges is President and Director of Provident Trust Company, chartered to conduct business on March 11, 1992, and, since December 2000, Director of Bridges Investment Management, Inc.

Nancy K. Dodge Age: 48 Treasurer (1986-present) Chief Compliance Officer (2006-present)
Ms. Dodge has been an employee of Bridges Investment Counsel, Inc. since January, 1980 and Bridges Investment Management, Inc. since 1994. Her career has progressed through the accounting department of that Firm, to her present position as Senior Vice President of Investor Support and Fund Services. Ms. Dodge is the person primarily responsible for overseeing day to day operations for the Fund, and she is also the key person for handling relations with shareholders, the custodian bank, transfer agent, and the auditor.  Ms. Dodge is a Senior Vice President of Bridges Investment Management, Inc., a Vice President and Director of Bridges Investor Services, Inc., and a Vice President and Trust Officer for Provident Trust Company.  Ms. Dodge was appointed Chief Compliance Officer of the Fund, as of November 21, 2006.

Brian Kirkpatrick, CFA Age: 38 Executive Vice President (2006-present) Vice President (2000-2006)
Mr. Kirkpatrick has been an employee of Bridges Investment Counsel, Inc. since August 24, 1992 and Bridges Investment Management, Inc. since 1994. Mr. Kirkpatrick has been a full-time member of the professional staff of Bridges Investment Counsel, Inc., responsible for securities research, and the investment management for an expanding base of discretionary management accounts, including the Fund, for several years. Mr. Kirkpatrick was appointed Sub Portfolio Manager of the Fund on April 12, 2005. Mr. Kirkpatrick is Senior Vice President, Director of Research and Chief Compliance Officer and a director of Bridges Investment Management, Inc., and a Vice President for Provident Trust Company.

Mary Ann Mason Age: 58 Secretary (1987-present)
Ms. Mason has been an employee of Bridges Investment Counsel, Inc. since June 1981 and currently is Senior Vice President, Corporate Secretary and Treasurer of such entity. She is Senior Vice President, Corporate Secretary, and Treasurer of Bridges Investment Management, Inc. and the Secretary, Treasurer and Director of Bridges Investor Services, Inc. Ms. Mason also acts as Vice President, Secretary and Treasurer for Provident Trust Company.

MD&A–5

Name, Age,
Position with
Fund and Term
of Office	Principal Occupation(s) and Directorships*

Linda Morris Age: 43 Assistant Treasurer (1999-present)
Ms. Morris has been an employee of Bridges Investment Counsel, Inc. since August, 1992 and Bridges Investment Management, Inc. since 1994. Her career with Bridges Investment Counsel, Inc. has been largely in the client accounting area. Ms. Morris was elected Assistant Treasurer of the Fund in April, 1999. Ms. Morris is also Associate Director of Accounting for Bridges Investment Counsel, Inc. and a Trust Assistant for Provident Trust Company.

Trinh Wu Age: 53 Controller (2001 – present)
Ms. Wu has been an employee of Bridges Investment Counsel, Inc. and Bridges Investment Management, Inc. since February 1, 1997. Ms. Wu has functioned as the lead accountant for the day to day operation of the Fund. Ms. Wu currently is the Senior Accountant of Bridges Investment Counsel, Inc. Prior to employment at Bridges Investment Counsel, Inc., Ms. Wu performed operating and accounting activities for 17 years in the Estate and Trust Department of the predecessor institutions to U.S. Bank, N.A. Nebraska. Ms. Wu was elected to the position of Controller of the Fund at the October 16, 2001 meeting of the Board of Directors

*  Except as otherwise indicated, each individual has held the position shown or other positions in the same company for the last five years.

The address for all Fund Officers is 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska 68114

The Statement of Additional Information (SAI) includes additional information about Fund directors and is available at the Fund’s website, www.bridgesfund.com, or by calling 1-800-939-8401.

Item 22(b)(7)(i)

This item requires a discussion of those factors, including relevant market conditions and the investment strategies and techniques pursued by the Fund’s investment adviser that materially affected the performance of the Fund during the most recently completed fiscal year.  The investment performance for 2009, the most recently completed fiscal year, was a 34.61% total return with cash distributions reinvested in shares of capital stock in the Fund.

The relevant market conditions and the investment strategies pursued by the Fund’s investment adviser that materially affected the performance of the Fund during the most recently completed fiscal year are fully described on pages one through three of the Shareholder Letter, which is a part of the Annual Report.

Item 22(b)(7)(ii)

The Fund is required to provide a line graph comparing the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund, assuming a $10,000 investment in the Fund at the beginning of the first fiscal year to the same investment over the same periods in an appropriate broad-based securities market index.  In a table placed within or contiguous to the graph, the Fund’s average annual total returns for the one, five, and ten-year periods ended on the last day of the most recent fiscal year, computed in accordance with applicable SEC regulations and guidelines, are provided.

This line graph appears on page MD&A-6.  The information on the line graph is set forth without amplifying commentary. However, the interpretative discussion that precedes and follows in this section of the Annual Shareholder Report for 2009 is an integral part of the overall presentation concerning investment performance.

The assumptions for the preparation of data to compute performance for the Standard & Poor’s 500 Composite Index, the Russell 1000 Growth Index, and for Bridges Investment Fund, Inc., along with other items of information and analysis, appear on pages MD&A-6.

The Standard & Poor’s 500 Composite Stock Index was chosen as the appropriate broad-based market index for comparison with our Fund for the purpose of benchmarking the results of a 100% common stock investment as an alternative to an investment in our Fund.  Common stocks have historically averaged between 73% to 95% of total market value in the Fund’s portfolio over the last decade.  This observation means that our Fund’s investment record in the typical year is unlikely to match the results of a securities investment in the Standard & Poor’s 500 Composite Index because the same degree of risk/reward has not been assumed by the Fund. Nevertheless, the S&P 500 has the best data for tracking the general price trends for large capitalization, widely owned stocks, a representative list of which is held by our Fund.

MD&A–6

AVERAGE ANNUAL TOTAL RETURN

1 YEAR	5 YEARS	10 YEARS
34.61%	-0.34%	-2.77%

The Fund’s past performance is not an indication of how the Fund will perform in the future.  The performance information presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

INFORMATION SUPPORTING AND SETTING QUALIFICATIONS FOR INVESTMENT RETURNS

Assumptions

1.	The initial investment was made at the public offering price last calculated on the business day before the first day of the first fiscal year.

2.	The subsequent account values are based on the net asset values of the Fund last calculated on the last business day of the first and each subsequent fiscal year.

3.	The calculation for the final account value assumes the account was closed and the redemption was at the price last calculated on the last business day of the most recent fiscal year.

4.
All dividends and capital gains distributions by the Fund were reinvested at the price on the reinvestment dates.  The dividend for the Standard & Poor’s 500 Composite Index for the previous quarter was invested at the month-end price closest to the reinvestment date for the Fund. The Russell 1000 Growth Index is a total return index that reinvests dividends continuously as they are paid.

Appropriate Index

The Fund is to select an “appropriate broad-based securities market index” that is administered by an organization that is not an affiliated person of the Fund or its investment adviser.  The securities index chosen must be adjusted to reflect reinvestment of dividends on securities in the index, but not the expenses of the Fund.

Use of Additional Indexes

In addition to the required comparison to a broadly-based index, mutual fund registrants with the Securities and Exchange Commission are encouraged to compare their performances to other more narrowly-based indexes that reflect the market sectors in which they invest. Management chose the Russell 1000 Growth Index as an additional index for comparison because the Fund’s Investment Manager invests primarily in large capitalization companies that have or are expected to have higher-than-average growth rates in revenues and earnings.

MD&A–7

Item 22(d)(3)

The Fund files its complete schedule of portfolio holdings with the SEC for the First and Third Quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov or can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.)  These reports can also be obtained from the Fund by sending an e-mail to fund@bridgesinv.com or calling 1-800-939-8401.

Item 22(d)(4) & (5)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and a report on how the Fund voted such proxies during the 12-month period ended June 30, 2009 can be obtained at the Fund’s website at www.bridgesfund.com, by calling 1-800-939-8401, or from the SEC’s website at http://www.sec.gov.

Additional Disclosures

Shareholder Notification of Federal Tax Status (Unaudited) —  The Bridges Investment Fund designates 100% of dividends declared during the fiscal year ended December 31, 2009 as dividends qualifying for the dividends received deduction available to corporate shareholders.

The Bridges Investment Fund designates 100% of dividends declared from the net investment income during the fiscal year ended December 31, 2009 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Information to Be Filed in N-CSR Report — The Securities and Exchange Commission requires specific certifications by the Fund’s principal officers with every report on Form N-CSR.  The Fund’s President, Executive Vice-President, and Chief Compliance Officer/Treasurer will provide his or her certification on a separate document, which certification will be filed as an exhibit to the Fund’s Form N-CSR.  Form N-CSR includes certain additional items of information to be reported, including; Item 2. Code of Ethics; Item 3. Audit Committee Financial Expert; Item 4. Principal Accountant Fees and Services; Item 6. Schedule of Investments; Item 10. Submission of Matters to Vote of Security Holders; Item 11. Controls and Procedures; and Item 12. Exhibits.  The Fund’s report on Form N-CSR is available, without charge, at the SEC’s website at http://sec.gov, and is also available, without charge, upon request to the offices of the Fund at 1.800.939.8401.

Respectfully Submitted,

Edson L. Bridges III President and
Chief Executive and Investment Officer

(This Page Intentionally Left Blank.)

BRIDGES INVESTMENT FUND, INC.
8401 West Dodge Road
Omaha, Nebraska 68114

Telephone 402-397-4700
Facsimile 402-397-8617

Directors

Edson L. Bridges III
Robert W. Bridges
N. P. Dodge, Jr.
John J. Koraleski
Adam M. Koslosky
Michael C. Meyer
Gary L. Petersen
Robert Slezak

Officers

John J. Koraleski	Chairman and Lead Independent Director
Edson L. Bridges II	Chairman Emeritus
Edson L. Bridges III	President and Chief Executive and
Investment Officer
Brian M. Kirkpatrick	Executive Vice President
Mary Ann Mason	Secretary
Nancy K. Dodge	Treasurer and Chief Compliance Officer
Linda J. Morris	Assistant Treasurer
Trinh Wu	Controller

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
555 East Wells Street, Suite 1400
Milwaukee, Wisconsin 53202

Corporate Counsel	Counsel to Independent Directors

Baird, Holm, LLP	Koley Jessen P.C.
Attorneys at Law	Attorneys at Law
1500 Woodmen Tower	One Pacific Place, Suite 800
Omaha, Nebraska 68102	1125 South 103 Street
Omaha, Nebraska 68124

Special Counsel	Distributor

Ballard, Spahr, Andrews & Ingersoll, LLP	Quasar Distributors, LLC
1225 Seventeenth Street, Suite 2300	615 East Michigan Street
Denver, Colorado 80202	Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they provide a written request to the office of the Fund, Attention: Mary Ann Mason, 256 Durham Plaza, 8401 West Dodge Road, Omaha, Nebraska, 68114.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that there are two audit committee financial experts serving on its audit committee.  Adam M. Koslosky and Robert T. Slezak are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2009	FYE 12/31/2008
Audit Fees	$27,892	$26,663
Audit-Related Fees
Tax Fees	$3,600	$3,400
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 12/31/2009	FYE 12/31/2008
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2009	FYE 12/31/2008
Registrant	$ -	$ -
Registrant’s Investment Adviser	$ -	$ -

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors.

Item 11. Controls and Procedures.
(c)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(d)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to the Registrant’s Form N-CSR filed March 3, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Bridges Investment Fund, Inc.

By (Signature and Title)*/s/ Edson L. Bridges III
 Edson L. Bridges III, President, CEO, CIO

Date            2/25/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Edson L. Bridges III
  Edson L. Bridges III, President, CEO, CIO

Date          2/25/10

By (Signature and Title)* /s/ Brian M. Kirkpatrick
  Brian M. Kirkpatrick, Executive Vice President

Date          2/25/10

By (Signature and Title)* /s/ Nancy K. Dodge
  Nancy K. Dodge, Treasurer & CCO

Date          2/25/10

* Print the name and title of each signing officer under his or her signature.